Exhibit 10.2

MODIFICATION TO PROMISSORY NOTE

WHEREAS, on July 3, 1995, Lee Pharmaceuticals (“maker”) and Sass DiSalvo (“Holder”) entered into an agreement (“Note”) whereby Lee Pharmaceuticals was to pay to Sass DiSalvo the sum of Fifty Thousand Dollars; and

WHEREAS, on July 6, 1996, the parties thereto modified said Note to extend the maturity date from July 6, 1996, until December 8, 1997, ( a copy of said Modification to Promissory Note is attached for reference as Exhibit A); and

WHEREAS, on December 8, 1997, the parties thereto modified said Note to extend the maturity date from December 8, 1997, until December 1, 1998, (a copy of said Modification to Promissory Note is attached for reference as Exhibit B); and

WHEREAS, on December 1, 1998, the parties thereto modified said Note to extend the maturity date from December 1, 1998, until June 30, 1999, (a copy of said Modification to Promissory Note is attached for reference as Exhibit C); and

WHEREAS, on June 30, 1999, the parties thereto modified said Note to extend the maturity date from June 30, 1999, until June 30, 2000, (a copy of said Modification to Promissory Note is attached for reference as Exhibit D); and

WHEREAS, on June 30, 2000, the parties thereto modified said Note to extend the maturity date from June 30, 2000, until December 1, 2001, (a copy of said Modification to Promissory Note is attached for reference as Exhibit E); and

WHEREAS, on December 1, 2001, the parties thereto modified said Note to extend the maturity date from December 1, 2001, until December 1, 2002, (a copy of said Modification to Promissory Note is attached for reference as Exhibit F); and

WHEREAS, on December 1, 2002, the parties thereto modified said Note to extend the maturity date from December 1, 2002, until December 1, 2003, (a copy of said Modification to Promissory Note is attached for reference as Exhibit G; and

WHEREAS, the parties hereto now desire to further modify said Note and Modification;

NOW, THEREFORE, the parties modify said Note and Modification as follows:

1.             The maturity date of the Note is extended from December 1, 2003, until December 1, 2004.

2.             All other terms and conditions of the Note remain the same.

Date this  24TH  day of NOVEMER, 2003

RONALD G. LEE
Lee Pharmaceuticals
By: Ronald G. Lee, President

SASS DI SALVO
Sass DiSalvo